QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2008

CIBER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado		80111
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 220-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On April 29, 2008, the stockholders of CIBER, Inc. (the "Company") approved an amendment to the CIBER, Inc. 2004 Incentive Plan (the "Plan") to increase the number of shares that may be issued under the Plan by 5,000,000. The amendment was approved by the Company's Board of Directors on February 27, 2008, subject to stockholder approval at the Company's Annual Meeting on April 29, 2008. A copy of the Plan as amended is attached as Exhibit 99.1 to this report.

        A more complete description of the amendment is provided in the Company's Proxy Statement for its Annual Meeting of Stockholders held on April 29, 2008, which was filed with the Securities and Exchange Commission on March 28, 2008.

Item 9.01(d). Exhibits.

99.1
CIBER, Inc. 2004 Incentive Plan, as amended April 29, 2008.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.
Date: May 5, 2008	By:	/s/ CHRISTOPHER L. LOFFREDO
Christopher L. Loffredo Vice President and Chief Accounting Officer

3

QuickLinks

INFORMATION TO BE INCLUDED IN THE REPORT
  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01(d). Exhibits.
SIGNATURE